Exhibit 99.1
News release via Canada NewsWire, Toronto 416-863-9350

     Attention Business/Financial Editors:
     Vitran reports 2009 second quarter results

     <<
     -------------------------------------------------------------------------
     REMINDER:

     Vitran management will conduct a conference call and webcast today:
     July 23, at 9:00 a.m. ET, to discuss the Company's 2009 second quarter results
     Conference call dial-in: 1-800-731-6941 or 416-644-3417 (International)
     Live Webcast: www.vitran.com (select "Investor Relations")
     -------------------------------------------------------------------------
     >>

     TORONTO, July 23 /CNW/ - Vitran Corporation Inc. (NASDAQ: VTNC, TSX:
VTN), a North American transportation and logistics firm, today announced financial results for the second quarter of 2009 and the six-month period ended June 30, 2009 (all figures reported in $U.S.).
     Vitran reported net income of $0.4 million, or $0.03 per diluted share, on revenues of $158.7 million for the quarter ended June 30, 2009. In the comparable 2008 three-month period, the Company achieved net income of $4.6 million, or $0.34 per diluted share on revenue of $196.0 million. The fluctuation in fuel surcharge and foreign exchange on Vitran's Canadian operations accounted for $26.4 million of the revenue decline for the second quarter of 2009 compared to the second quarter of 2008. Therefore consolidated revenue declined 5.6% adjusting for the change in fuel surcharge and foreign exchange rates on Canadian dollar denominated revenue.
     "We are pleased with our second sequential quarter of financial improvements given the general economy and the current transportation pricing environment in North America which remain extremely challenging. On a consolidated basis the Company returned to profitability, led by a positive contribution from our LTL segment and very rewarding results from our supply chain business," stated Vitran President and Chief Executive Officer Rick
Gaetz.
     "We continue to make the Company stronger by executing our single entity operating plan in the United States. Our primary challenge is to ensure that our sequential quarterly shipment and tonnage improvements more than offset the weakness in the pricing environment.
     "Our Logistics business performed very well in the quarter, in fact, equaled its all-time best profitability despite continued downward pressures on the North American retail economy. I look forward to continued commercial success in our supply chain business."

     Segmented Results

     The LTL (less-than-truckload) segment posted income from operations for the 2009 second quarter of $1.2 million, with an OR (operating ratio) of 99.1%
compared to income from operations of $8.5 million and an OR of 94.9% in the comparable period a year ago. In the comparable second quarters, shipments and tonnage declined 7.9% and 12.6% respectively in the LTL segment. On sequential quarterly basis our daily shipment count and daily tonnage measures improved
9.3% and 6.1% respectively in the second quarter of 2009 compared to the first quarter of 2009.
     Vitran Logistics posted income from operation of $1.4 million and an OR of 92.3% in the second quarter of 2009 compared to income from operations of
$0.8 million and OR of 95.7% in the second quarter of 2008. The Truckload segment achieved income from operations during the three-month period ended
June 30, 2009 of $256,000, compared to $321,000 in 2008, and the TL OR was
97.0%, compared to an OR of 96.2% in the prior year second quarter.

     About Vitran Corporation Inc.

     Vitran Corporation Inc. is a North American group of transportation companies offering less-than-truckload, logistics, truckload, and freight brokerage services. To find out more about Vitran Corporation Inc.
(NASDAQ:VTNC, TSX:VTN), visit the website at www.vitran.com.

     This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and
applicable Canadian securities laws. Forward-looking statements may be generally identifiable by use of the words "believe", "anticipate", "intend",
"estimate", "expect", "project", "may", "plans", "continue", "will", "focus should" "endeavor" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on current expectations and are naturally subject to uncertainty and changes in circumstances that may cause actual results to differ materially from those expressed or implied by such forward-looking statements.
     Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Vitran's actual results, performance or achievements to differ materially from those projected in the forward-looking statements. Factors that may cause such differences include, but are not limited to, technological change, increases in fuel costs, regulatory changes, the general health of the economy, seasonal fluctuations, unanticipated changes in railroad capacities, exposure to credit risks, changes in labour relations and competitive factors. More detailed information about these and other factors is included in the annual MD&A on Form 10K under the heading "General Risks and Uncertainties." Many of these factors are beyond the Company's control; therefore, future events may vary substantially from what the Company currently foresees. You should not place undue reliance on such forward-looking statements. Vitran Corporation Inc. does not assume the obligation to revise or update these forward-looking statements after the date of this document or to revise them to reflect the occurrence of future unanticipated events, except as may be required under applicable securities laws.

     <<
                                (tables follow)

                            Vitran Corporation Inc.
                          Consolidated Balance Sheets
                (in thousands of United States dollars, US GAAP)

                                                June 30, 2009   Dec. 31, 2008
                                                   (unaudited)       (audited)
     Assets
     Current assets:
       Accounts receivable                       $     72,230    $     65,741
       Inventory, deposits and prepaid expenses        12,881          12,063
       Income and other taxes receivable                1,992             792
       Deferred income taxes                            2,175           1,877
                                                 ------------    ------------
                                                       89,278          80,473
     Property and equipment                           148,729         152,602
     Intangible assets                                 12,017          13,279
     Goodwill                                          17,302          17,057
     Deferred income taxes                             32,365          30,181
                                                 ------------    ------------
                                                 $    299,691    $    293,592
                                                 ------------    ------------
                                                 ------------    ------------
     Liabilities and Shareholders' Equity
     Current liabilities:
       Bank overdraft                            $      4,798    $      3,912
       Accounts payable and accrued
        liabilities                                    64,626          63,495
       Current portion of long-term debt               18,075          16,925
                                                 ------------    ------------
                                                       87,499          84,332
     Long-term debt                                    96,838          93,477
     Other                                              3,732           4,540
     Shareholders' equity:
       Common shares                                   77,500          77,500
       Additional paid-in capital                       3,965           3,525
       Retained earnings                               31,337          33,253
       Accumulated other comprehensive loss            (1,180)         (3,035)
                                                 ------------    ------------
                                                      111,622         111,243
                                                 ------------    ------------
                                                 $    299,691    $    293,592
                                                 ------------    ------------
                                                 ------------    ------------

                  (Consolidated Statements of Income follows)

                            Vitran Corporation Inc.
                       Consolidated Statements Of Income
                                  (Unaudited)
        (in thousands of United States dollars except per share amounts,
                                    US GAAP)

                                      Three months             Six months
                                     ended June 30,          ended June 30,
                                    2009        2008        2009        2008
                                    ----        ----        ----        ----
     Revenue                   $  158,682  $  195,990  $  298,317  $  373,497
     Operating expenses           151,698     182,737     289,160     352,758
     Depreciation and
      amortization expense          4,947       5,205       9,974      10,765
                               ----------  ----------  ----------  ----------
                                  156,645     187,942     299,134     363,523

     Income (loss) from
      operations before
      undernoted                    2,037       8,048        (817)      9,974

     Interest expense, net          2,514       2,122       4,710       4,252

     Income (loss) from
      operations before
      income taxes                   (477)      5,926      (5,527)      5,722

     Income (recovery) taxes         (917)      1,349      (3,611)         11
                               ----------  ----------  ----------  ----------

       Net income (loss)       $      440  $    4,577  $   (1,916) $    5,711
                               ----------  ----------  ----------  ----------
                               ----------  ----------  ----------  ----------

     Basic and Diluted income
      (loss) per share -
       Net income (loss)       $     0.03  $     0.34  $    (0.14) $     0.42

     Weighted average number
      of shares:
       Basic                   13,498,159  13,483,159  13,498,159  13,474,258
       Diluted                 13,592,162  13,630,974  13,498,159  13,621,759

                      (Statements of Cash Flows follows)

                            Vitran Corporation Inc.
                     Consolidated Statements Of Cash Flows
                                  (Unaudited)
                (in thousands of United States dollars, US GAAP)

                                      Three months             Six months
                                     ended June 30,          ended June 30,
                                    2009        2008        2009        2008
                                    ----        ----        ----        ----
     Cash provided by (used in):

     Operations:
       Net income (loss)       $      440  $    4,577  $   (1,916) $    5,711
       Items not involving
        cash from operations:
         Depreciation and
          amortization expense      4,947       5,205       9,974      10,765
         Deferred income taxes       (966)      1,302      (3,286)        104
         Share-based
          compensation expense        206         292         440         569
         Gain on sale of
          property and equipment       (8)       (134)       (437)       (133)
       Change in non-cash working
        capital components         (6,817)     (9,419)     (7,313)    (10,532)
                               ----------  ----------  ----------  ----------
                                   (2,198)      1,823      (2,538)      6,484
     Investments:
       Purchase of property
        and equipment              (1,822)     (2,040)     (3,449)     (9,148)
       Proceeds on sale of
        property and equipment         98         261       1,145         452
                               ----------  ----------  ----------  ----------
                                   (1,724)     (1,779)     (2,304)     (8,696)
     Financing:
       Revolving credit facility
        and bank overdraft          8,453       4,703      13,079      11,328
       Repayment of long-term
        debt                       (2,268)     (2,575)     (4,536)     (5,146)
       Repayment of capital
        leases                     (1,392)     (2,001)     (3,212)     (4,242)
       Issue of Common Shares
        upon exercise of stock
        options                         -           -           -         178
                               ----------  ----------  ----------  ----------
                                    4,793         127       5,331       2,118

     Effect of translation
      adjustment on cash             (871)       (171)       (489)         94
                               ----------  ----------  ----------  ----------

     Increase in cash and cash
      equivalents                       -           -           -           -
     Cash and cash equivalent
      position, beginning
      of period                         -           -           -           -
                               ----------  ----------  ----------  ----------
     Cash and cash equivalent
      position, end of period  $        -  $        -  $        -  $        -
                               ----------  ----------  ----------  ----------
                               ----------  ----------  ----------  ----------

     Change in non-cash working
      capital components:
       Accounts receivable     $   (6,422) $  (11,905) $   (6,489) $  (19,576)
       Inventory, deposits
        and prepaid expenses       (1,130)       (512)       (818)       (913)
       Income and other taxes
        recoverable/payable          (414)       (163)     (1,137)        968
       Accounts payable and
        accrued liabilities         1,149       3,161       1,131       8,989
                               ----------  ----------  ----------  ----------
                               $   (6,817) $   (9,419) $   (7,313) $  (10,532)
                               ----------  ----------  ----------  ----------
                               ----------  ----------  ----------  ----------

                  (additional financial information follows)

                 Supplementary Segmented Financial Information
              (in thousands of United States dollars) (Unaudited)

     -----------------------------------  ------------------------------------
     For the                              For the
     quarter ended                        quarter ended
     June 30, 2009                        June 30, 2008
     -----------------------------------  ------------------------------------
                       Inc. from                             Inc. from
              Revenue  Operations   OR%             Revenue  Operations   OR%
     -----------------------------------  ------------------------------------
     LTL    $ 131,667  $   1,157   99.1   LTL     $ 168,161  $   8,541   94.9
     -----------------------------------  ------------------------------------
     LOG    $  18,569  $   1,433   92.3   LOG     $  19,314  $     831   95.7
     -----------------------------------  ------------------------------------
     TL     $   8,446  $     256   97.0   TL      $   8,515  $     321   96.2
     -----------------------------------  ------------------------------------

     -----------------------------------  ------------------------------------
     For the six                          For the six
     months ended                         months ended
     June 30, 2009                        June 30, 2008
     -----------------------------------  ------------------------------------
                       Inc. from                             Inc. from
             Revenue   Operations   OR%             Revenue  Operations   OR%
     -----------------------------------  ------------------------------------
     LTL    $ 247,030  $  (1,527) 100.6   LTL     $ 317,576  $  10,678   96.6
     -----------------------------------  ------------------------------------
     LOG    $  34,831  $   1,854   94.7   LOG     $  39,074  $   1,551   96.0
     -----------------------------------  ------------------------------------
     TL     $  16,456  $     448   97.3   TL      $  16,847  $     700   95.8
     -----------------------------------  ------------------------------------

                     LTL SEGMENT - Statistical Information
                                  (Unaudited)

              ---------------------------------------------------
                             For the quarter ended
                                 June 30, 2009
                                 -------------
              ---------------------------------------------------
                                          LTL          Q. over Q.
              ($U.S.)                   Division        % Change
              ---------------------------------------------------
              Revenue (000's)      $     131,667      (x) (18.7%)
              ---------------------------------------------------
              No. of Shipments           955,708           (7.9%)
              ---------------------------------------------------
              Weight (000's lbs)       1,387,349          (12.6%)
              ---------------------------------------------------
              Revenue per shipment $      137.77      (x) (11.8%)
              ---------------------------------------------------
              Revenue per CWT      $        9.49      (x)  (7.0%)
              ---------------------------------------------------

              ---------------------------------------------------
                            For the six-months ended
                                 June 30, 2009
                                 -------------
              ---------------------------------------------------
                                          LTL          Q. over Q.
              ($U.S.)                   Division        % Change
              ---------------------------------------------------
              Revenue (000's)      $     247,030      (x) (18.2%)
              ---------------------------------------------------
              No. of Shipments         1,809,376          (10.2%)
              ---------------------------------------------------
              Weight (000's lbs)       2,664,016          (13.4%)
              ---------------------------------------------------
              Revenue per shipment $      136.53      (x)  (8.9%)
              ---------------------------------------------------
              Revenue per CWT      $        9.27      (x)  (5.5%)
              ---------------------------------------------------

     (x) All % changes have been normalized for the impact of foreign exchange fluctuation, period over period
     >>

     %SEDAR: 00004231E          %CIK: 0000946823

     /For further information: Richard Gaetz, President, CEO; Sean Washchuk,
VP Finance, CFO; Vitran Corporation Inc., (416) 596-7664/
     (VTNC VTN.)

CO:  Vitran Corporation Inc.

CNW 06:00e 23-JUL-09